SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 26, 2003
                                                         -----------------

                               KOGER EQUITY, INC.
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     FLORIDA
                 ---------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


      1-9997                                                 59-2898045
--------------------------------------------------------------------------------
(Commission File Number)                                    (IRS Employer
                                                            Identification No.)

    225 NE MIZNER BOULEVARD, SUITE 200
       BOCA RATON, FLORIDA                                    33432
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                    (Zip Code)

                                 (561) 395-9666
              ---------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                       NA
          ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Reports)

Item 9.  Regulation FD Disclosure

Koger Equity, Inc. announced results for the fourth quarter and year ended December 31, 2002, as more particularly described in its News Release, dated February 26, 2003, and its Supplemental Information, dated December 31, 2002, copies of which are attached hereto as Exhibits 99(a) and 99(b) and by this reference made a part hereof.

For more information on Koger Equity, Inc., contact the company at 866-321-0712 or visit its Web site at www.koger.com.


Item 7.  Financial Statements and Exhibits.

(c)      Exhibits

         Exhibit
         Number   Description of Exhibit
         ------   ----------------------
         99(a)    Koger Equity, Inc. News Release, dated February 26, 2003.

         99(b) Koger Equity, Inc. Supplemental Information, dated December 31, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                                KOGER EQUITY, INC.




Dated:  February 26, 2003                  By:            /S/ Todd J. Amara
                                               ---------------------------------
                                                          Todd J. Amara
                                       Title:             Vice President

                                  EXHIBIT INDEX

The following designated exhibits are filed herewith:

   Exhibit
   Number  Description of Exhibit
   ------  ----------------------
   99(a)   Koger Equity, Inc. News Release, dated February 26, 2003.

   99(b)   Koger Equity, Inc. Supplemental Information, dated December 31, 2002.

                                                                   Exhibit 99(a)

Koger Equity Announces Fourth Quarter 2002 and Year End 2002 Financial
Results

    BOCA RATON, Fla.--(BUSINESS WIRE)--Feb. 26, 2003--Koger Equity, Inc. (NYSE:KE):

    -- 2002 Funds From Operations of $2.05 Per Share

    --  Reiterates Full Year 2003 Funds From Operations Guidance

    Koger Equity, Inc. (NYSE:KE) today reported results for the fourth quarter 2002 and year ended December 31, 2002.
    Certain of the Company's 2002 results, as compared to 2001, have been affected by the Company's December 2001 sale of 75 office buildings and one retail center to AP-Knight LP, an affiliate of Apollo Real Estate Advisors, LP. At the time of sale, these assets represented approximately 36% of the Company's portfolio of operating properties, based on rentable square feet.

    Fourth Quarter 2002 Highlights

    -- Acquired The Lakes on Post Oak, a three building, 1.2 million square foot development located in the Galleria/West Loop area of Houston, Texas.

    -- Secured $85 million, five year fixed rate financing for Three Ravinia Drive.

    -- Amended the Company's secured revolving credit facility.

    Other Highlights for 2002

    -- Increased same store net operating income ("NOI") 1.4% to $70.3 million compared to $69.3 million for 2001.

    -- Acquired Three Ravinia Drive, an 803,000 square foot, 31 story office building in the Central Perimeter area of Atlanta, Georgia.

    -- Paid dividend of $1.40 per share.

    Fourth Quarter 2002 and Year End 2002 Operating Results

    Funds from operations (FFO) for the fourth quarter 2002 totaled $10.4 million or $0.49 per share on a fully diluted basis, compared with $16.6 million or $0.62 per share on a fully diluted basis for the fourth quarter 2001. For the quarter ended December 31, 2002, Koger reported total operating revenues of $32.9 million compared to total operating revenues of $40.7 million for the fourth quarter 2001. Certain of the Company's 2002 operating results, as compared to 2001, have been affected by the December 2001 sale of operating properties as more fully described above. Operating margins declined to 62.6% in the fourth quarter 2002 versus 63.0% in the fourth quarter 2001.
    Net income for the three months ended December 31, 2002 was $2.5 million or $0.12 per diluted share compared to $47.9 million or $1.86 per diluted share for the fourth quarter 2001. The fourth quarter 2001 net income includes $1.52 per diluted share of gain from the sale of operating properties to AP-Knight LP. For purposes of FFO and earnings per share, the weighted average number of common shares on a fully diluted basis totaled 21,332,000 for the fourth quarter 2002.
    For the year ended December 31, 2002, FFO totaled $43.8 million or $2.05 per share on total operating revenues of $129.8 million compared with FFO of $69.7 million or $2.52 per share on total operating revenues of $169.7 million for 2001. Net income for 2002 was $16.4 million or $0.77 per diluted share compared to net income of $73.2 million or $2.75 per diluted share in 2001. As stated above, certain of the Company's operating results, as compared to 2001, have been affected by the December 2001 sale of operating properties to AP-Knight LP. Operating margins for 2002 improved to 63.4% from 62.8% for the year ended December 31, 2001.

    Same Store Results

    Fourth quarter 2002 same store NOI decreased approximately 4.5% to $16.7 million from $17.5 million for the fourth quarter 2001. Same store NOI for 2002 increased approximately 1.4% to $70.3 million compared to $69.3 million for 2001. Same store occupancy was 86.9% at December 31, 2002 compared to 89.9% at December 31, 2001.

    Leasing Activity

    Leasing activity during the fourth quarter 2002 totaled 632,000 rentable square feet encompassing 81 leases at an average cost of $1.26 per square foot per year. The weighted average net rental rate on new leases signed, excluding first generation space and renewals, decreased 6.9% to $10.07 per square foot as compared to $10.82 per square foot on expiring leases. For leases that renewed during the fourth quarter 2002, the weighted average net rental rate decreased 2.4% to $11.11 per square foot from $11.38 per square foot.
    For properties owned on December 31, 2001, the Company signed 1,799,000 square feet of leases in 308 transactions during 2002 at an average cost of $1.20 per square foot. The weighted average net rental rate on leasing activity for fiscal 2002 was flat at $11.40 per square foot on new leases compared to $11.39 per square foot on expiring leases.
    The tenant retention rate was 52% for the fourth quarter 2002 and 64% for all of 2002.
    In the fourth quarter 2002, Koger filled significant vacancies in its portfolio with the signing of a 46,000 square foot lease and a 36,000 square foot lease with TRW, Inc. and the Georgia Medical Foundation, respectively. Both leases are expected to commence no later than April 2003, and will encompass all of Koger's Harvard building at its Atlanta Chamblee center, and a portion of Koger's Lincoln Parkway building in Atlanta.

    Property Activity

    During the fourth quarter 2002, Koger acquired, through a subsidiary partnership, The Lakes on Post Oak, a 1.2 million square foot, Class A, three office building development located in the prestigious Galleria/West Loop area in Houston, Texas, for approximately $102 million (or approximately $85.00 per square foot). The funds required for this acquisition were drawn from a $77 million mortgage secured by the property and from the Company's secured revolving credit facility. The Lakes on Post Oak resides within a 28-acre park-like development located adjacent to the Galleria Mall, which is undergoing a 700,000 square foot retail expansion. In addition, the Texas Department of Transportation and local development associations are in the middle of extensive infrastructure changes that according to management will enhance The Lakes on Post Oak's long-term positioning as one of the best located projects in the Galleria/West Loop area.
    Koger anticipates creating considerable value by implementing a $12 million capital spending program on the three buildings. The program will refurbish and modernize the entire development and will be followed by an aggressive marketing and leasing program. In 2003, Koger selected Trammell Crow Company to provide management and leasing services for The Lakes on Post Oak.

    Financing

    During the fourth quarter 2002 Koger secured an $85 million non-recourse loan from Metropolitan Life Insurance Company collateralized by its Three Ravinia Drive property in Atlanta, Georgia. This loan has a five year term expiring on January 1, 2008 with a fixed interest rate of 5.26%. Koger used the proceeds from this loan to pay down a substantial portion of the existing balance on its secured revolving credit facility.
    Concurrently, Koger amended its secured revolving credit facility to lower the commitment amount to $100 million from $125 million and modified certain debt covenant definitions and other requirements.
    Thomas Crocker, Chief Executive Officer of Koger Equity commented, "Despite the economic uncertainty in our core markets, we are satisfied with our results. While we expect the economic challenges to persist in 2003, we believe Koger is properly positioned to overcome adversity and prosper when the economy turns. Koger used 2002 to create a platform for improved performance in the future. To that point, we made two important acquisitions as part of a portfolio repositioning that will serve as the core foundation for improved financial results over the long-term. These acquisitions were Three Ravinia, a 31-story, Class A trophy office building in the Central Perimeter area of Atlanta, Georgia and The Lakes on Post Oak, a 1.2 million square foot, three building complex located in the heart of the Galleria/West Loop area of Houston, Texas."
    "Both properties have 'suburban in-fill' characteristics and were purchased at a significant discount to replacement cost, two parameters that we see as critical to our long-term investment strategy." Mr. Crocker concluded, "We are very excited about these traditional real estate transactions and believe they will generate considerable value in the future for our shareholders."

    Dividend

    The level of Koger's dividend will continue to be determined each quarter, based upon the operating results of that quarter, economic conditions, and other operating trends. For the fourth quarter 2002, Koger paid a $0.35 dividend per share, and for all of 2002, Koger paid a dividend of $1.40 per share.

    FFO Guidance

    Based on the current outlook, Koger is reiterating its FFO guidance range of $1.75-$1.80 per share for 2003.

    The Company's significant assumptions for 2003 include:

    -- Continued deterioration in rental markets.

    -- No acquisitions or dispositions.

    -- Termination of the management agreement for the assets sold to AP-Knight LP in 2001.

    -- Termination of the asset management agreement for Crocker
Realty Trust, Inc.

    -- Same store occupancy declining from 87% at year end 2002 to 81% by the end of 2003.

    -- Negative absorption in Atlanta, Georgia and Charlotte, North
Carolina.

    -- LIBOR rate of 1.80%.

    During the scheduled February 26, 2003 conference call, management will further discuss FFO guidance for 2003.

    Safe Harbor

    Estimates of future FFO per share are by definition, and certain other matters discussed in this press release may be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although Koger Equity, Inc. believes the expectations reflected in such forward-looking statements are based on reasonable assumptions; there can be no assurance that its expectations will be attained. Certain factors that could cause actual results to differ materially from the Company's expectations are set forth as risk factors in the company's SEC reports and filings, including its annual report on Form 10-K. Included among these factors are changes in general economic conditions, including changes in the economic conditions affecting industries in which its principal tenants compete; its ability to timely lease or re-lease space to credit worthy tenants at current or anticipated rents; its ability to achieve economies of scale over time; the demand for tenant services beyond those traditionally provided by landlords; changes in interest rates; changes in operating costs; its ability to attract and retain high-quality personnel at a reasonable cost in a highly competitive labor environment; future demand for its debt and equity securities; its ability to refinance its debt on reasonable terms at maturity; and its ability to complete current and future development projects on schedule and on budget. Many of these factors are beyond the Company's ability to control or predict. Forward-looking statements are not guarantees of performance. For forward-looking statements contained or incorporated by reference herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

    Koger Equity, Inc. owns and operates 124 office buildings, containing 8.93 million rentable square feet, primarily located within 16 suburban office projects in nine cities in the Southeastern United States and Houston, Texas.
    Additional information about Koger is available upon request to Investor Relations, 225 NE Mizner Blvd., Suite 200, Boca Raton, Florida 33432-3945, or call 1-800-850-2037.
    Additionally, the Fourth Quarter 2002 Supplemental Disclosure package and further information about Koger Equity can be found on the Company's web site at www.koger.com .

KOGER EQUITY, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In Thousands except per Share Data)


                                      For the           For the
                                    Three Months          Year
                                       Ended             Ended
                                 12/31/02 12/31/01  12/31/02 12/31/01
                                 -------------------------------------
Operating Revenues
  Rental and other rental
   services                       $32,065  $40,161  $126,351 $165,623
  Management fees                     757      550     3,347    4,080
  Other                                51       --        53       --
                                 -------------------------------------
     Total operating revenues      32,873   40,711   129,751  169,703
                                 -------------------------------------

Operating Expenses
  Property operations              12,002   14,859    46,235   61,608
  Depreciation and amortization     7,993    7,945    27,908   35,099
  General and administrative        2,953    2,264    11,381    8,412
  Direct cost of management fees      705      720     3,335    3,378
  Other                                18       18       143      189
                                 -------------------------------------
     Total operating expenses      23,671   25,806    89,002  108,686
                                 -------------------------------------

Operating Income                    9,202   14,905    40,749   61,017
                                 -------------------------------------

Other Income and Expense
  Interest income                      76      180       405      776
  Mortgage and loan interest       (7,281)  (6,053)  (25,145) (26,112)
                                 -------------------------------------
     Total other income and
      expense                      (7,205)  (5,873)  (24,740) (25,336)
                                 -------------------------------------

Income Before Gain on Sale or
 Disposition of
 Assets, Income Taxes and
 Minority Interest and Equity
 in Earnings of Unconsolidated
 Subsidiary                         1,997    9,032    16,009   35,681
Gain on sale or disposition of
 assets                                19   39,189        21   39,189
                                 -------------------------------------
Income Before Income Taxes and
 Minority Interest and
 Equity in Earnings of
 Unconsolidated Subsidiary          2,016   48,221    16,030   74,870
Income taxes                         (525)     235      (413)     684
                                 -------------------------------------
Income Before Minority Interest
 and Equity in Earnings
 of Unconsolidated Subsidiary       2,541   47,986    16,443   74,186
Minority interest                      --     (107)      (20)  (1,044)
Equity in earnings of
 unconsolidated subsidiary             --       --        --       81
                                 -------------------------------------
Net Income                         $2,541  $47,879   $16,423  $73,223
                                 =====================================

Earnings Per Share:
   Basic                            $0.12    $1.87     $0.77    $2.76
                                 =====================================
   Diluted                          $0.12    $1.86     $0.77    $2.75
                                 =====================================
Weighted Average Shares:
   Basic                           21,300   25,641    21,269   26,517
                                 =====================================
   Diluted                         21,332   25,785    21,378   26,610
                                 =====================================


KOGER EQUITY, INC.
FUNDS FROM OPERATIONS
(In Thousands except per Share Data)

                                       For the          For the
                                     Three Months         Year
                                        Ended             Ended
                                 12/31/02 12/31/01  12/31/02 12/31/01
                                 -------------------------------------
Net income                         $2,541  $47,879   $16,423  $73,223
Depreciation - real estate          7,396    7,270    25,889   32,261
Amortization - deferred tenant
 costs                                444      514     1,523    2,172
Amortization - goodwill                --       42        --      170
Minority interest                      --      107        20    1,044
Loss (gain) on sale or
 disposition:
   Operating properties                --  (39,189)       --  (39,189)
   Non-operating assets               (19)      --       (21)      --
                                 -------------------------------------
Funds from operations             $10,362  $16,623   $43,834  $69,681
                                 =====================================
Weighted average shares/units
 outstanding - diluted             21,332   26,785    21,378   27,610
                                 =====================================
Funds from operations, per
 diluted share/unit                 $0.49    $0.62     $2.05    $2.52
                                 =====================================

KOGER EQUITY, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(In Thousands)                            December 31,    December 31,
                                              2002           2001
                                         -----------------------------
ASSETS
Real estate investments:
 Operating properties:
  Land                                       $110,653         $91,919
  Buildings                                   783,185         568,285
  Furniture and equipment                       3,320           3,082
  Accumulated depreciation                   (149,830)       (123,999)
                                             --------        --------
   Operating properties, net                  747,328         539,287
  Undeveloped land held for investment          9,995          13,779
  Undeveloped land held for sale,
   net of allowance                             3,831              76
Cash and cash equivalents                       4,627         113,370
Restricted cash                                13,340              --
Accounts receivable, net of allowance
 for uncollectible accounts
 of $1,280 and $1,114                          12,183          11,574
Cost in excess of fair value of net assets
 acquired, net of accumulated amortization
 of $683 and $683                                 595             595
Other assets                                   13,186          11,904
                                             --------        --------
 TOTAL ASSETS                                $805,085        $690,585
                                             ========        ========

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
  Mortgages and loans payable                $431,698        $248,683
  Accounts payable                              3,801           4,962
  Accrued real estate taxes payable               147           1,007
  Other accrued liabilities                    13,435           9,206
  Dividends payable                             7,453          44,159
  Advance rents and security deposits           5,483           5,103
                                            --------------------------
   Total Liabilities                          462,017         313,120
                                            --------------------------
Minority interest                                  --          22,923
                                            --------------------------
Shareholders' equity:
 Common stock                                     298             297
 Capital in excess of par value               472,156         469,779
 Notes receivable from stock sales to related
  parties                                      (5,266)         (5,066)
 Accumulated other comprehensive loss            (212)             --
 Retained earnings                              7,813          21,180
 Treasury stock, at cost                     (131,721)       (131,648)
                                             -------------------------
  Total Shareholders' Equity                  343,068         354,542
                                             -------------------------
  TOTAL LIABILITIES AND SHAREHOLDERS'
   EQUITY                                    $805,085        $690,585
                                             =========================


    CONTACT: Koger Equity, Inc.
             Tom Brockwell, 561/395-9666
             or
             Integrated Corporate Relations, Inc.
             Brad Cohen, 203/222-9013

                                                                   Exhibit 99(b)

                               Koger Equity, Inc.
                                  Supplemental
                                   Information
                                December 31, 2002

                          Koger Equity, Inc.
                       Supplemental Information
                          Table of Contents
                          December 31, 2002

                               Schedule                                               Page
-----------------------------------------------------------------------       ---------------------

Consolidated Balance Sheets                                                           2, 3

Consolidated Statement of Operations                                                  4, 5

Funds from Operations                                                                 6, 7

Net Operating Income                                                                  8, 9

Summary of Outstanding Debt                                                            10

Operating Property Acquisitions                                                        11

Building Completions                                                                   12

Buildings Under Construction                                                           13

Twenty-Five Largest Tenants                                                            14

Regional Summary of MSAs                                                               15

Occupancy Summary                                                                      16

Lease Distribution                                                                     17

Lease Expirations                                                                      18

Net Effective Rents                                                                    19

Same Suite Analysis                                                                    20


                       KOGER EQUITY, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS

Dollars in thousands
-------------------------------------------------------------------------------------------------------
                                                       (Unaudited)  (Unaudited)  (Unaudited)
                                            12/31/02      9/30/02      6/30/02      3/31/02   12/31/01
                                            --------- ------------ ------------ ------------ ----------
ASSETS
Real Estate Investments:
 Operating properties:
  Land                                      $110,653      $98,253      $98,253     $110,084    $91,919
  Buildings                                  783,185      688,363      685,975      670,895    568,285
  Furniture and equipment                      3,320        3,120        2,987        2,933      3,082
  Accumulated depreciation                  (149,830)    (142,295)    (136,010)    (129,617)  (123,999)
                                            --------- ------------ ------------ ------------ ----------
   Operating properties - net                747,328      647,441      651,205      654,295    539,287
 Properties under construction:
  Land                                             0            0            0            0          0
  Buildings                                        0            0            0            0          0
 Undeveloped land held for investment          9,995       11,015       13,779       13,779     13,779
 Undeveloped land held for sale                3,831        2,840           76           76         76
Cash and temporary investments                 4,627       10,930       14,564       16,461    113,370
Restricted
 cash                                         13,340            0            0            0          0
Accounts receivable, net                      12,183       10,744        9,802       10,441     11,574
Cost in excess of fair value of net assets
 acquired, net                                   595          595          595          595        595
Other assets                                  13,186       11,939       11,809       11,722     11,904
                                            --------- ------------ ------------ ------------ ----------
TOTAL ASSETS                                $805,085     $695,504     $701,830     $707,369   $690,585
                                            ========= ============ ============ ============ ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
 Mortgages and loan payable                 $431,698     $314,994     $321,217     $327,415   $248,683
 Accounts payable                              3,801        3,236        1,837        2,046      4,962
 Accrued real estate taxes payable               147        6,336        6,358        3,273      1,007
 Accrued liabilities - other                  13,435        9,929        8,903        8,607      9,206
 Dividends payable                             7,453        7,453        7,452        7,433     44,159
 Advance rents and security deposits           5,483        5,137        4,656        4,876      5,103
                                            --------- ------------ ------------ ------------ ----------
  Total
   Liabilities                               462,017      347,085      350,423      353,650    313,120
                                            --------- ------------ ------------ ------------ ----------

Minority
 interest                                          0            0            0            0     22,923
                                            --------- ------------ ------------ ------------ ----------

Shareholders' Equity:
 Common stock                                    298          298          298          298        297
 Capital in excess of par value              472,156      472,012      471,974      471,205    469,779
 Notes receivable from stock sales to
  related parties                             (5,266)      (5,066)      (5,066)      (5,066)    (5,066)
 Other comprehensive loss                       (212)           0            0            0          0
 Retained earnings                             7,813       12,726       15,784       18,898     21,180
 Treasury stock, at cost                    (131,721)    (131,551)    (131,583)    (131,616)  (131,648)
                                            --------- ------------ ------------ ------------ ----------
  Total Shareholders' Equity                 343,068      348,419      351,407      353,719    354,542
                                            --------- ------------ ------------ ------------ ----------
TOTAL LIABILITIES AND SHAREHOLDERS'  EQUITY $805,085     $695,504     $701,830     $707,369   $690,585
                                            ========= ============ ============ ============ ==========



                       KOGER EQUITY, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS

Dollars in thousands
--------------------------------------------------------------------------------------------------

                                                12/31/02  12/31/01  12/31/00  12/31/99   12/31/98
                                                --------- --------- --------- --------- ----------
ASSETS
Real Estate Investments:
  Operating properties:
   Land                                         $110,653   $91,919  $138,214  $140,061   $137,047
   Buildings                                     783,185   568,285   805,935   784,769    731,558
   Furniture and equipment                         3,320     3,082     2,631     2,693      3,578
   Accumulated depreciation                     (149,830) (123,999) (155,817) (137,452)  (129,682)
                                                --------- --------- --------- --------- ----------
    Operating properties - net                   747,328   539,287   790,963   790,071    742,501
  Properties under construction:
   Land                                                0         0     2,128     8,347     11,318
   Buildings                                           0         0    12,023    41,912     31,562
  Undeveloped land held for investment             9,995    13,779    13,899    16,034     19,272
  Undeveloped land held for sale                   3,831        76        76     1,103      1,263
Cash and temporary investments                     4,627   113,370     1,615         0      4,827
Restricted cash                                   13,340         0         0         0          0
Accounts receivable, net                          12,183    11,574    13,232    10,512      6,158
Investment in Koger Realty Services, Inc.              0         0     2,533     2,319      1,661
Cost in excess of fair value of net assets
 acquired, net                                       595       595     1,360     1,530      1,700
Other assets                                      13,186    11,904    13,193    13,911     14,733
                                                --------- --------- --------- --------- ----------
TOTAL ASSETS                                    $805,085  $690,585  $851,022  $885,739   $834,995
                                                ========= ========= ========= ========= ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
  Mortgages and loans payable                   $431,698  $248,683  $343,287  $351,528   $307,903
  Accounts payable                                 3,801     4,962     4,961    12,716     12,139
  Accrued real estate taxes payable                  147     1,007     4,175     1,383      4,407
  Accrued liabilities - other                     13,435     9,206    10,562    13,162      9,288
  Dividends payable                                7,453    44,159     9,392     9,370      7,971
  Advance rents and security deposits              5,483     5,103     7,014     6,570      5,432
                                                --------- --------- --------- --------- ----------
   Total Liabilities                             462,017   313,120   379,391   394,729    347,140
                                                --------- --------- --------- --------- ----------

Minority interest                                      0    22,923    23,138    23,184     23,092
                                                --------- --------- --------- --------- ----------

Shareholders' Equity:
  Common stock                                       298       297       296       288        286
  Capital in excess of par value                 472,156   469,779   468,277   457,945    454,988
  Notes receivable from stock sales               (5,266)   (5,066)   (6,250)        0          0
  Other comprehensive loss                          (212)        0         0         0          0
  Retained earnings                                7,813    21,180    20,261    30,546     30,020
  Treasury stock, at cost                       (131,721) (131,648)  (34,091)  (20,953)   (20,531)
                                                --------- --------- --------- --------- ----------
   Total Shareholders' Equity                    343,068   354,542   448,493   467,826    464,763
                                                --------- --------- --------- --------- ----------
TOTAL LIABILITIES AND SHAREHOLDERS'  EQUITY     $805,085  $690,585  $851,022  $885,739   $834,995
                                                ========= ========= ========= ========= ==========


                       KOGER EQUITY, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENT OF OPERATIONS
                                   (Unaudited)

In thousands, except per share data
-----------------------------------------------------------------------------------------------
                                                           Three Months Ended
                                          -----------------------------------------------------
                                           12/31/02   9/30/02   6/30/02   3/31/02     12/31/01
                                          ---------- --------- --------- --------- ------------
REVENUES
 Rental and other rental services           $32,065   $31,836   $31,855   $30,596      $40,161
 Management fees                                757       839       963       787          550
 Other                                           51         0         0         3            0
                                          ---------- --------- --------- --------- ------------
   Total operating revenues                  32,873    32,675    32,818    31,386       40,711
                                          ---------- --------- --------- --------- ------------

EXPENSES
 Property operations                         12,002    11,846    11,928    10,459       14,859
 Depreciation and amortization                7,993     6,663     6,731     6,522        7,945
 General and administrative                   2,953     2,971     2,947     2,510        2,264
 Direct cost of management fees                 705       797       822     1,010          720
 Other                                           18        43        49        33           18
                                          ---------- --------- --------- --------- ------------
   Total operating expenses                  23,671    22,320    22,477    20,534       25,806
                                          ---------- --------- --------- --------- ------------

OPERATING INCOME                              9,202    10,355    10,341    10,852       14,905
                                          ---------- --------- --------- --------- ------------

OTHER INCOME AND EXPENSE
 Interest income                                 76        98        87       145          180
 Mortgage and loan interest                  (7,281)   (6,041)   (6,029)   (5,795)      (6,053)
                                          ---------- --------- --------- --------- ------------
   Total other income and expense            (7,205)   (5,943)   (5,942)   (5,650)      (5,873)

INCOME BEFORE GAIN (LOSS) ON SALE
 OR DISPOSITION OF ASSETS                     1,997     4,412     4,399     5,202        9,032
Gain (loss) on sale or disposition of
 assets                                          19         1         0         1       39,189
                                          ---------- --------- --------- --------- ------------
INCOME BEFORE INCOME TAXES                    2,016     4,413     4,399     5,203       48,221
Income taxes                                   (525)       19        62        32          235
                                          ---------- --------- --------- --------- ------------
INCOME BEFORE MINORITY INTEREST               2,541     4,394     4,337     5,171       47,986
Minority interest                                 0         0         0        20          107
                                          ---------- --------- --------- --------- ------------
NET INCOME                                   $2,541    $4,394    $4,337    $5,151      $47,879
                                          ========== ========= ========= ========= ============
EARNINGS PER SHARE - Diluted                  $0.12     $0.21     $0.20     $0.24        $1.86
                                          ========== ========= ========= ========= ============
WEIGHTED AVERAGE SHARES - Diluted            21,332    21,410    21,469    21,283       25,785
                                          ========== ========= ========= ========= ============


OPERATING MARGIN                               62.6%     62.8%     62.6%     65.8%        63.0%
                                          ========== ========= ========= ========= ============



                       KOGER EQUITY, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENT OF OPERATIONS
                                   (Unaudited)

In thousands, except per share data
---------------------------------------------------------------------------------------------------
                                                  2002       2001       2000       1999       1998
                                             ---------- ---------- ---------- ---------- ----------

REVENUES
 Rental and other rental services             $126,351   $165,623   $164,733   $156,153   $133,663
 Management fees                                 3,347      4,080      1,793      2,384      2,277
 Other Income                                       53          0          0          0          0
                                             ---------- ---------- ---------- ---------- ----------
   Total operating revenues                    129,751    169,703    166,526    158,537    135,940
                                             ---------- ---------- ---------- ---------- ----------

EXPENSES
 Property operations                            46,235     61,608     61,868     60,582     53,719
 Depreciation and amortization                  27,908     35,099     35,133     32,314     28,381
 General and administrative                     11,381      8,412     20,217      8,633      6,953
 Direct cost of management fees                  3,335      3,378        898      1,432      1,368
 Other                                             143        189        217      1,143        383
                                             ---------- ---------- ---------- ---------- ----------
   Total operating expenses                     89,002    108,686    118,333    104,104     90,804
                                             ---------- ---------- ---------- ---------- ----------

OPERATING INCOME                                40,749     61,017     48,193     54,433     45,136
                                             ---------- ---------- ---------- ---------- ----------

OTHER INCOME AND EXPENSE
 Interest income                                   405        776        703        457        446
 Mortgage and loan interest                    (25,145)   (26,112)   (27,268)   (21,893)   (16,616)
                                             ---------- ---------- ---------- ---------- ----------
   Total other income and expense              (24,740)   (25,336)   (26,565)   (21,436)   (16,170)
                                             ---------- ---------- ---------- ---------- ----------

INCOME BEFORE GAIN ON SALE
 OR DISPOSITION OF ASSETS                       16,009     35,681     21,628     32,997     28,966
Gain on sale or disposition of assets               21     39,189      6,015      3,851         35
                                             ---------- ---------- ---------- ---------- ----------
INCOME BEFORE INCOME TAXES                      16,030     74,870     27,643     36,848     30,697
Income taxes                                      (413)       684        (21)       187        956
                                             ---------- ---------- ---------- ---------- ----------
INCOME BEFORE MINORITY INTEREST                 16,443     74,186     27,664     36,661     29,741
Minority interest                                  (20)    (1,044)    (1,156)    (1,174)      (139)
Equity in earnings of unconsolidated
 subsidiary                                          0         81        645      1,099      1,696
                                             ---------- ---------- ---------- ---------- ----------
INCOME BEFORE EXTRAORDINARY ITEM                16,423     73,223     27,153     36,586     31,298
Extraordinary loss on early retirement of
 debt                                                0          0          0          0          0
                                             ---------- ---------- ---------- ---------- ----------
NET INCOME                                     $16,423    $73,223    $27,153    $36,586    $29,602
                                             ========== ========== ========== ========== ==========
EARNINGS PER SHARE - Diluted                     $0.77      $2.75      $1.01      $1.35      $1.10
                                             ========== ========== ========== ========== ==========
WEIGHTED AVERAGE SHARES - Diluted               21,378     26,610     26,962     27,019     26,901
                                             ========== ========== ========== ========== ==========

OPERATING MARGIN                                  63.4%      62.8%      62.4%      61.2%      59.8%
                                             ========== ========== ========== ========== ==========



                      KOGER EQUITY, INC. AND SUBSIDIARIES
                              FUNDS FROM OPERATIONS
                                   (Unaudited)

In thousands, except per share data
----------------------------------------------------------------------------------------------------
                                         Three Months Ended
                                        ------------------------------------------------------------
                                        12/31/02     9/30/02        6/30/02     3/31/02    12/31/01
                                        ---------   ---------   ------------   ---------   ---------
Funds from Operations:
 Net income                               $2,541      $4,394         $4,337      $5,152     $47,879
 Depreciation - real estate                7,396       6,174          6,277       6,041       7,270
 Amortization - deferred tenant costs        444         378            338         363         514
 Amortization - goodwill                       0           0              0           0          42
 Minority
  interest                                     0           0              0          20         107
 Loss (gain) on sale of operating
  properties                                   0           0              0          (1)    (39,189)
 Loss (gain) on sale of non-operating
  assets                                     (19)         (1)             0          (1)          0
                                        ---------   ---------   ------------   ---------   ---------
  Funds from Operations                   10,362      10,945         10,952      11,574      16,623

Cash Available for Distribution:
Add (Deduct):
 Rental income from straight-line rents     (404)       (730)          (534)       (460)       (338)
 Amortization of deferred financing
  costs                                    1,002         303            299         289         228
 Building improvements                    (2,091)       (332)        (1,285)       (965)     (1,032)
 2nd generation tenant improvements       (1,464)     (1,767)        (1,070)       (906)     (1,625)
 2nd generation leasing commissions         (569)       (205)          (479)        (88)       (614)
                                        ---------   ---------   ------------   ---------   ---------
  Cash Available for Distribution         $6,836      $8,214         $7,883      $9,444     $13,242
                                        =========   =========   ============   =========   =========

Weighted average common shares/units
 outstanding - diluted                    21,332      21,410         21,469      21,350      26,785
                                        =========   =========   ============   =========   =========

Per share/unit - diluted:
 Funds from operations                     $0.49       $0.51          $0.51       $0.54       $0.62
                                        =========   =========   ============   =========   =========
 Cash available for distribution           $0.32       $0.38          $0.37       $0.44       $0.49
                                        =========   =========   ============   =========   =========
Dividends paid                             $0.35       $0.35          $0.35       $2.09 (a)   $0.35
                                        =========   =========   ============   =========   =========

Dividend payout ratio:
 Funds from operations                      72.1%       68.5%          68.6%       64.8%       56.5%
                                        =========   =========   ============   =========   =========
 Cash available for distribution           109.2%       91.2%          95.3%       79.5%       71.4%
                                        =========   =========   ============   =========   =========


(a)  Amount includes a special dividend of $1.74 per share paid in January 2002.



                       KOGER EQUITY, INC. AND SUBSIDIARIES
                              FUNDS FROM OPERATIONS
                                   (Unaudited)

In thousands, except per share data
--------------------------------------------------------------------------------------------
                                                 2002      2001      2000      1999    1998
                                             --------- --------- --------- --------- -------
Funds from Operations:
 Net income                                   $16,423   $73,223   $27,153   $36,586  29,602
 Depreciation - real estate                    25,888    32,261    31,720    28,800  25,146
 Amortization - deferred tenant costs           1,523     2,172     1,923     2,132   1,464
 Amortization - goodwill                            0       170       170       170     170
 Minority interest                                 20     1,044     1,156     1,174     139
 Gain on sale of operating properties               0   (39,189)   (5,963)   (3,846)      0
 Gain on sale of non-operating assets             (21)        0       (52)       (5)    (35)
                                             --------- --------- --------- --------- -------
  Funds from Operations                        43,833    69,681    56,107    65,011  56,486

Cash Available for Distribution:
Add (Deduct):
 Rental income from straight-line rents        (2,128)   (1,470)   (1,897)   (1,764) (1,335)
 Amortization of deferred financing costs       1,893       908       888       836   1,069
 Building improvements                         (4,673)   (3,049)   (2,804)   (3,741) (2,883)
 2nd generation tenant improvements            (5,207)   (6,604)   (8,362)  (13,204) 11,057)
 2nd generation leasing commissions            (1,341)   (1,389)   (1,712)   (1,736) (1,649)
                                             --------- --------- --------- --------- -------
  Cash Available for Distribution             $32,377   $58,077   $42,220   $45,402  40,631
                                             ========= ========= ========= ========= =======

Weighted average common shares/units
 outstanding - diluted                         21,378    27,610    27,962    28,019  27,093
                                             ========= ========= ========= ========= =======

Per share/unit - diluted:
 Funds from operations                          $2.05     $2.52     $2.01     $2.32   $2.08
                                             ========= ========= ========= ========= =======
 Cash available for distribution                $1.51     $2.10     $1.51     $1.62   $1.50
                                             ========= ========= ========= ========= =======
Dividends paid                                  $1.40     $1.40     $1.40     $1.30   $1.10
                                             ========= ========= ========= ========= =======

Dividend payout ratio:
 Funds from operations                           68.3%     55.6%     69.7%     56.0%   52.9%
                                             ========= ========= ========= ========= =======
 Cash available for distribution                 92.4%     66.7%     92.7%     80.2%   73.3%
                                             ========= ========= ========= ========= =======


                      KOGER EQUITY, INC. AND SUBSIDIARIES
                              NET OPERATING INCOME
                                      2002

                                                                           Year      Year
                               Three Months Ended                         To Date   To Date
                              ------------------------------------------
                               3/31/02    6/30/02   9/30/02    12/31/02  12/31/02  12/31/01   Change
                              --------- ---------- --------- ----------- --------- --------- --------
                                 $(000)     $(000)    $(000)      $(000)    $(000)    $(000)   $(000)
Same Store Sales:
     Revenues                   27,580     27,619    27,343      26,507   109,049   109,059      (10)
     Expenses                    9,178      9,657    10,104       9,807    38,746    39,732     (986)
                              --------- ---------- --------- ----------- --------- --------- --------
     Net Operating Income       18,402     17,962    17,239      16,700    70,303    69,327      976
                              --------- ---------- --------- ----------- --------- --------- --------

2001 and 2002 Acquisitions:
     Revenues                    2,206      3,305     3,583       4,741    13,835         0   13,835
     Expenses                    1,011      1,665     1,575       1,962     6,213         0    6,213
                              --------- ---------- --------- ----------- --------- --------- --------
     Net Operating Income        1,195      1,640     2,008       2,779     7,622         0    7,622
                              --------- ---------- --------- ----------- --------- --------- --------

Building Completions (1):
     Revenues                      782        823       795         846     3,246     2,138    1,108
     Expenses                      236        266       265         231       998       585      413
                              --------- ---------- --------- ----------- --------- --------- --------
     Net Operating Income          546        557       530         615     2,248     1,553      695
                              --------- ---------- --------- ----------- --------- --------- --------

2001 Property Sales:
     Revenues                       27        108       115         (29)      221    54,426  (54,205)
     Expenses                       33        340       (97)          2       278    21,291  (21,013)
                              --------- ---------- --------- ----------- --------- --------- --------
     Net Operating Income           (6)      (232)      212         (31)      (57)   33,135  (33,192)
                              --------- ---------- --------- ----------- --------- --------- --------

Total Company:
     Revenues                   30,595     31,855    31,836      32,065   126,351   165,623  (39,272)
     Expenses                   10,458     11,928    11,847      12,002    46,235    61,608  (15,373)
                              --------- ---------- --------- ----------- --------- --------- --------
     Net Operating Income       20,137     19,927    19,989      20,063    80,116   104,015  (23,899)
                              ========= ========== ========= =========== ========= ========= ========

(1) Includes buildings completed after 12/31/00.


                       KOGER EQUITY, INC. AND SUBSIDIARIES
                              NET OPERATING INCOME
                                      2001

                                                                                      Year
                                  Three Months Ended                                To Date
                                 --------------------------------------------
                                  3/31/01    6/30/01    9/30/01     12/31/01             12/31/01
                                 --------- ---------- ---------- ------------ --------------------
                                    $(000)     $(000)     $(000)       $(000)               $(000)
Same Store Sales:
     Revenues                      27,140     27,010     27,543       27,367              109,060
     Expenses                       9,833     10,035      9,993        9,872               39,733
                                 --------- ---------- ---------- ------------ --------------------
     Net Operating Income          17,307     16,975     17,550       17,495               69,327
                                 --------- ---------- ---------- ------------ --------------------

2001 Acquisitions:
     Revenues                           0          0          0            0                    0
     Expenses                           0          0          0            0                    0
                                 --------- ---------- ---------- ------------ --------------------
     Net Operating Income               0          0          0            0                    0
                                 --------- ---------- ---------- ------------ --------------------

Building Completions (1):
     Revenues                         171        495        742          731                2,139
     Expenses                          88        182        248           67                  585
                                 --------- ---------- ---------- ------------ --------------------
     Net Operating Income              83        313        494          664                1,554
                                 --------- ---------- ---------- ------------ --------------------

2001 Property Sales:
     Revenues                      14,280     14,123     13,958       12,063               54,424
     Expenses                       5,471      5,549      5,350        4,920               21,290
                                 --------- ---------- ---------- ------------ --------------------
     Net Operating Income           8,809      8,574      8,608        7,143               33,134
                                 --------- ---------- ---------- ------------ --------------------

Total Company:
     Revenues                      41,591     41,628     42,243       40,161              165,623
     Expenses                      15,392     15,766     15,591       14,859               61,608
                                 --------- ---------- ---------- ------------ --------------------
     Net Operating Income          26,199     25,862     26,652       25,302              104,015
                                 ========= ========== ========== ============ ====================

(1)  Includes buildings completed after 12/31/00.



                      KOGER EQUITY, INC. AND SUBSIDIARIES
                           SUMMARY OF OUTSTANDING DEBT
                             AS OF DECEMBER 31, 2002

                                                              Monthly
                                        Interest                Debt   Outstanding Balance
                                                                       -------------------
             Description                  Rate     Maturity   Service  12/31/02  12/31/01
-------------------------------------- ---------- ----------- -------- --------- ---------
                                                                $(000)    $(000)    $(000)
Fixed Rate:
 Northwestern Mutual - Tranche A            8.19%   01/02/07      789    91,394    93,292
 Northwestern Mutual - Tranche B            8.33%   01/02/09      710    81,331    83,006
 Northwestern Mutual - Tranche C            7.10%   01/02/07      105    13,942    14,200
 Northwestern Mutual - Tranche D            7.10%   01/02/09      216    28,738    29,270
 New York Life                              8.00%   12/10/02       68     7,718     7,903
 Allstate Life                              8.20%   12/01/06      165    19,066    19,468

                                                              -------- --------- ---------
  Total Fixed Rate Debt                     8.04%               2,053   242,189   247,139
                                                              -------- --------- ---------

Variable Rate:
 GE Capital                                 7.38%   06/30/21       12     1,509     1,544
 Column Financial                           4.29%   12/09/04      239    77,000         0
 Metropolitan Life                          5.26%   12/17/07      373    85,000         0
 Secured Revolving Credit Facility -
  $100 Million                              3.87% 12/27/2004      266    26,000         0

                                                              -------- --------- ---------
   Total Variable Rate Debt                 4.69%                 890   189,509     1,544
                                                              -------- --------- ---------

  Total Debt                                6.57%               2,943   431,698   248,683
                                                              ======== ========= =========

Market Capitalization:
 Total Debt                                                             431,698   248,683
 Common Stock                                                           332,200   360,696
                                                                       --------- ---------

  Total Market Capitalization                                           763,898   609,379
                                                                       ========= =========

------------------------------------------------------------------------------------------

                                                                        Amount
                                                                       ---------
                                                                          $(000)
Schedule of Mortgage Maturities by
 Year (1):
                                 2003                                    12,920
                                 2004                                    82,631
                                 2005                                     6,112
                                 2006                                    23,706
                                 2007                                    98,098
 Thereafter                                                             182,231
                                                                       ---------
  Total                                                                 405,698
                                                                       =========

(1)  Does not include Secured Revolving Credit Facility.



                       KOGER EQUITY, INC. AND SUBSIDIARIES
                         OPERATING PROPERTY ACQUISITIONS
                           1999, 2000, 2001 AND 2002

                                                                                       Percent
                                                 Square       Date       Purchase      Leased
       Property               Location            Feet      Purchased    Price (1)     12/31/02
---------------------- ---------------------- ------------ ----------- ------------- -----------
1999
----------------------
Charlotte University   Charlotte, NC              190,600    11/01/99   $23,100,000          96%
Orlando Lake Mary      Orlando, FL                318,000    11/01/99    41,000,000          75%
                                              ------------             -------------
                                                  508,600               $64,100,000          84%
                                              ============             ============= ===========

                 2000
----------------------
None

                 2001
----------------------
None

                 2002
----------------------
Three Ravinia          Atlanta, GA                845,000    01/31/02  $125,000,000          63%
The Lakes on Post Oak  Houston, TX              1,205,000    12/06/02   101,900,000          79%
                                              ------------             -------------
                                                2,050,000              $226,900,000          73%
                                              ============             ============= ===========



(1) Purchase price consists of the contract price only and does not include closing costs.


                      KOGER EQUITY, INC. AND SUBSIDIARIES
                              BUILDING COMPLETIONS
                            1999, 2000, 2001 and 2002

                                                                                                   Percent
                                                  Square      Month                                 Leased
       Property                Location            Feet     Completed   Total Cost
                                                                            (1)                                 12/31/02
----------------------- ----------------------- ---------- ----------- ------------- ------------------------------------
1999
-----------------------
Glenridge Building      Orlando, FL                75,800     01/1999    $6,251,000                                   97%
Wingate Building (3)    Greensboro, NC             98,300     01/1999     7,143,000                                    NA
Chisholm Building (3)   San Antonio, TX           141,500     02/1999     9,888,000                                    NA
Coventry III Building   El Paso, TX                                                                                    NA
 (2)                                               21,900     07/1999     2,001,000
Carlton Building        Jacksonville, FL          112,000     09/1999    10,849,000                                  100%
Landstar Building       Jacksonville, FL          180,900     12/1999    16,057,000                                  100%
                                                ----------             -------------
                                                  630,400               $52,189,000                                   99%
                                                ==========             ============= ====================================

                  2000
-----------------------
3500 Building (3)       Birmingham, AL            144,900     01/2000   $13,272,000                                    NA
Columbia Building       Atlanta, GA                90,200     01/2000     9,384,000                                  100%
Stuart Building         Memphis, TN                83,700     01/2000     7,551,000                                   91%
Dover Building          Orlando, FL                67,400     05/2000     5,867,000                                  100%
Duluth Building         Atlanta, GA               103,200     05/2000    10,098,000                                  100%
Pasco Building          St. Petersburg, FL         89,800     05/2000     7,662,000                                   84%
                                                ----------             -------------
                                                  579,200               $53,834,000                                   94%
                                                ==========             ============= ====================================

2001
-----------------------
Collier Building        Jacksonville, FL          113,500     02/2001   $10,575,000                                  100%
Rosemont Building       Orlando, FL                67,400     06/2001     5,859,000                                   88%
                                                ----------             -------------
                                                  180,900               $16,434,000                                   96%
                                                ==========             ============= ====================================

2002
-----------------------
None.


(1) Includes land and building construction costs. Does not include tenant improvement costs.

(2)  The El Paso Center was sold on August 11, 2000.

(3)  These buildings were sold on December 12, 2001.



                       KOGER EQUITY, INC. AND SUBSIDIARIES
                          BUILDINGS UNDER CONSTRUCTION
                                DECEMBER 31, 2002


                                           Square    Expected      Projected     Pre-Leasing
       Property             Location        Feet    Completion      Cost (1)       to Date
---------------------- ------------------ --------- ----------- ---------------- ------------

None.


                                          ---------             ----------------
                                                 -                           $-
                                          =========             ================ ============

(1) Includes land and building construction costs. Does not include tenant improvement costs.


                       KOGER EQUITY, INC. AND SUBSIDIARIES
                           TWENTY-FIVE LARGEST TENANTS
                         BASED ON ANNUALIZED GROSS RENTS
                             AS OF DECEMBER 31, 2002


                                                      Remaining             Annualized
                               Number      Leased       Term     Percent       Gross       Percent
        Tenant (a)            of Leases  Square Feet  (Months)  of Leased    Rent (b)      of Rent
---------------------------  ---------------------------------- ------------------------- ---------
U S Government                      43      927,311         88      12.4%    $16,865,325      12.3%
State of Florida                    43      688,447         34       9.2%     12,626,232       9.2%
Blue Cross Blue Shield              11      565,925         28       7.6%      9,224,889       6.7%
Six Continents Hotels                1      344,389         75       4.6%      9,129,306       6.7%
Bechtel Corporation                  1      370,997         78       5.0%      6,681,235       4.9%
CitiFinancial                        1      159,827         56       2.1%      2,722,577       2.0%
Landstar Systems Holding,
 Inc.                                1      176,000        143       2.4%      2,633,842       1.9%
Siemens                              5      114,028         23       1.5%      1,939,282       1.4%
Zurich Insurance Company             2       97,913         49       1.3%      1,858,389       1.4%
Hanover Insurance                    1       89,500          0       1.2%      1,815,992       1.3%
Texaco Inc.                          1       86,458          3       1.2%      1,717,135       1.3%
Hoechst Celanese Corp.               1       92,376          6       1.2%      1,667,620       1.2%
Ford Motor Company                   5       64,412         40       0.9%      1,367,540       1.0%
Homeside Lending, Inc.               1       69,020         10       0.9%      1,198,038       0.9%
ACS State Healthcare, LLC            1       52,689         74       0.7%      1,159,836       0.8%
Dynamic Healthcare Tech Inc.         1       53,761         26       0.7%      1,094,419       0.8%
BellSouth                            4       66,526         38       0.9%        988,700       0.7%
Sara Lee Corp.                       1       51,188         30       0.7%        922,664       0.7%
Enovia Corporation                   1       44,095         20       0.6%        838,571       0.6%
Best Software, Inc.                  1       47,110         72       0.6%        793,803       0.6%
Navision Software US, Inc.           1       37,783         56       0.5%        750,545       0.5%
Check Solutions Company              1       40,307         73       0.5%        735,396       0.5%
Peerless Insurance Co.               1       36,306         35       0.5%        715,098       0.5%
Sungard Trust Systems Inc.           2       43,569         42       0.6%        714,490       0.5%
Mergent- FIS Inc.                    1       45,040         56       0.6%        698,120       0.5%

                             ---------- ------------                      ---------------
  Total                            132    4,364,977                 58.4%    $80,859,044      59.1%
                             ========== ============            ========= =============== =========
  Weighted Average                                          56
                                                      =========


(a) Actual tenant may be a subsidiary of, or an entity affiliated with, the named tenant.

(b) Annualized Gross Rent is the monthly contractual base rent and current reimbursements under existing leases as of December 31, 2002 multiplied by 12.





                       KOGER EQUITY, INC. AND SUBSIDIARIES
                            REGIONAL SUMMARY OF MSAs
                             AS OF DECEMBER 31, 2002



                                 # of     Age                  % Square                             %
         MSA            State    Bldgs   (yrs)     Square Feet   Feet                           NOI (a)
--------------------- --------- ------- ------- ------------------------- ---------------------------

Atlanta                  GA         26      15     2,361,389        26.5%                       32.5%
Orlando                  FL         28      18     1,303,828        14.6%                       19.3%
Jacksonville             FL         11       8     1,166,560        13.1%                       15.6%
Charlotte                NC         15      15       709,029         7.9%                        7.8%
St. Petersburg           FL         19      19       669,040         7.5%                        7.5%
Tallahassee              FL         15      20       833,786         9.3%                        7.0%
Memphis                  TN          6       9       531,506         6.0%                        4.6%
Houston                  TX          3      22     1,205,728        13.5%                        3.5%
Richmond                 VA          1      14       145,127         1.6%                        2.2%

                                -------         ------------- ----------- ---------------------------
   Total                           124      16     8,925,993       100.0%                      100.0%
                                ======= ======= ============= =========== ===========================

(a) Based on net operating income for the fourth quarter of 2002.


                       KOGER EQUITY, INC. AND SUBSIDIARIES
                                OCCUPANCY SUMMARY
                             AS OF DECEMBER 31, 2002



                  Square Footage                                  Percentage
               --------------------------------------------   ---------------------------------------------
                Occupied  Leased, Not  Vacant      Total       Occupied  Leased,  Vacant        Total
                            Occupied                                       Not
                                                                         Occupied
               --------------------------------- ----------   --------------------------- -----------------

Atlanta        1,921,055     54,748     385,586  2,361,389        81.4%      2.3%   16.3%            100.0%
Orlando        1,158,989      2,450     142,389  1,303,828        88.9%      0.2%   10.9%            100.0%
Jacksonville   1,156,395      5,181       4,984  1,166,560        99.1%      0.4%    0.4%            100.0%
Charlotte        571,548          0     137,481    709,029        80.6%      0.0%   19.4%            100.0%
St. Petersburg   571,967      6,759      90,314    669,040        85.5%      1.0%   13.5%            100.0%
Tallahassee      595,144          0     238,642    833,786        71.4%      0.0%   28.6%            100.0%
Memphis          416,116        833     114,557    531,506        78.3%      0.2%   21.6%            100.0%
Houston          941,411      8,562     255,755  1,205,728        78.1%      0.7%   21.2%            100.0%
Richmond         141,752          0       3,375    145,127        97.7%      0.0%    2.3%            100.0%

               ---------- ---------- ----------- ----------
  Total        7,474,377     78,533   1,373,083  8,925,993        83.7%      0.9%   15.4%            100.0%
               ========== ========== =========== ==========   ========= ========= ======= =================


                       KOGER EQUITY, INC. AND SUBSIDIARIES
                               LEASE DISTRIBUTION
                             AS OF DECEMBER 31, 2002



                                         Tenant
                                        Occupied   Percent    Annualized  Average   Percent
                     Number ofPercent    Square    of Square    Gross     Annualized  of    Remaining
                                  of                                                 Total
     Category         Leases   Leases   Feet (2)     Feet     Rent (3)     Rent PSF  Rents    Term
                        (1)
-------------------  ----------------- ----------- -------- ------------- ----------------- ---------
     2,500 or Less       460     49.8%    558,946      7.5%  $10,018,224  $17.92       7.3%       22
     2,501 - 5,000       208     22.5%    745,713     10.0%   13,921,482   18.67      10.2%       27
     5,001 - 7,500        72      7.8%    448,457      6.0%    8,288,860   18.48       6.1%       27
    7,501 - 10,000        43      4.7%    372,135      5.0%    6,678,232   17.95       4.9%       32
   10,001 - 20,000        59      6.4%    838,604     11.3%   15,654,114   18.67      11.4%       32
   20,001 - 40,000        45      4.9%  1,311,131     17.7%   22,747,678   17.35      16.6%       54
   40,001 - 60,000        18      2.0%    889,078     12.0%   16,661,327   18.74      12.2%       51
  60,001 - 100,000        13      1.4%  1,048,970     14.1%   19,574,168   18.66      14.3%       46
100,001 or Greater         5      0.5%  1,211,221     16.3%   23,271,064   19.21      17.0%       77

                     -------- -------- ----------- -------- -------------           -------
  Total / Weighted
   Average               923    100.0%  7,424,255    100.0% $136,815,149  $18.43     100.0%       46
                     ======== ======== =========== ======== ============= =======   ======= =========


                                                             Square Feet  % of Total
                                                            ------------------------

                     Square footage occupied by tenants        7,424,255    83.2%
                     Square footage attributable to
                      vending/antenna                              1,859     0.0%
                     Square footage occupied by
                      owner/building use                          48,263     0.5%
                                                            ------------- -------
                     Total Occupied Square Footage             7,474,377    83.7%
                                                            ------------- -------
                     Leased square footage                        78,533     0.9%
                     Vacant square footage                     1,373,083    15.4%
                                                            ------------- -------
                     Total Net Rentable Square Footage         8,925,993   100.0%
                                                            ============= =======



(1)  Analysis does not include owner occupied space, vending leases and antenna leases.
(2)  Total net rentable square feet represented by existing leases.
(3)  Annualized Gross Rent is the monthly contractual base rent and current reimbursements under existing leases  as of December 31, 2002 multiplied by 12.




                       KOGER EQUITY, INC. AND SUBSIDIARIES
                                LEASE EXPIRATIONS
                             AS OF DECEMBER 31, 2002



  City         Item          2002        2003        2004        2005        2006
---------   ----------- ---------- ----------- ----------- ----------- -----------

Atlanta     Square Feet
             (1)          136,895     101,845      93,183     185,896      72,131
            % Square
             Feet (2)        5.80%       4.31%       3.95%       7.87%       3.05%
            Annualized
             Rent (3)   2,510,181   2,043,792   1,916,459   3,581,541   1,210,429
            Number of
             Leases (4)         7          49          37          32          22
            Rent PSF       $18.34      $20.07      $20.57      $19.27      $16.78

Orlando     Square Feet
             (1)           62,637     242,882     232,474     191,762     160,886
            % Square
             Feet (2)        4.80%      18.63%      17.83%      14.71%      12.34%
            Annualized
             Rent (3)     995,840   4,493,529   4,460,419   3,495,802   2,817,140
            Number of
             Leases (4)         9          67          58          45          18
            Rent PSF       $15.90      $18.50      $19.19      $18.23      $17.51

JacksonvilleSquare Feet
             (1)            1,602     213,971      92,737     177,190     179,867
            % Square
             Feet (2)        0.14%      18.34%       7.95%      15.19%      15.42%
            Annualized
             Rent (3)      30,582   3,689,700   1,750,033   2,431,068   2,870,906
            Number of
             Leases (4)         1          10           7           5           5
            Rent PSF       $19.09      $17.24      $18.87      $13.72      $15.96

Charlotte   Square Feet
             (1)           28,889     200,139     119,771      42,473      57,568
            % Square
             Feet (2)        4.07%      28.23%      16.89%       5.99%       8.12%
            Annualized
             Rent (3)     565,094   3,599,955   2,181,217     734,168     934,931
            Number of
             Leases (4)         4          24          21          15           6
            Rent PSF       $19.56      $17.99      $18.21      $17.29      $16.24

St.         Square Feet
 Petersburg  (1)           10,154     102,514     138,580     100,375      56,967
            % Square
             Feet (2)        1.52%      15.32%      20.71%      15.00%       8.51%
            Annualized
             Rent (3)     168,684   1,648,487   2,087,944   1,657,576     941,786
            Number of
             Leases (4)         7          45          21          21           9
            Rent PSF       $16.61      $16.08      $15.07      $16.51      $16.53

Tallahassee Square Feet
             (1)            3,048     196,166      66,654      13,872     138,713
            % Square
             Feet (2)        0.37%      23.53%       7.99%       1.66%      16.64%
            Annualized
             Rent (3)      54,286   3,775,693   1,179,060     223,102   2,769,567
            Number of
             Leases (4)         3          45          10           6           5
            Rent PSF       $17.81      $19.25      $17.69      $16.08      $19.97

Memphis     Square Feet
             (1)                0      63,801      40,322     149,374      74,713
            % Square
             Feet (2)        0.00%      12.00%       7.59%      28.10%      14.06%
            Annualized
             Rent (3)           0   1,279,673     817,414   2,799,480   1,354,951
            Number of
             Leases (4)         0          17          12          27          11
            Rent PSF        $0.00      $20.06      $20.27      $18.74      $18.14

Houston     Square Feet
             (1)            6,826     198,913      72,659      83,927      39,186
            % Square
             Feet (2)        0.57%      16.50%       6.03%       6.96%       3.25%
            Annualized
             Rent (3)      98,342   3,647,780   1,423,773   1,550,262     737,396
            Number of
             Leases (4)         8          25          21          19           9
            Rent PSF       $14.41      $18.34      $19.60      $18.47      $18.82

Richmond    Square Feet
             (1)                0      26,679      13,750      45,704      12,952
            % Square
             Feet (2)        0.00%      18.38%       9.47%      31.49%       8.92%
            Annualized
             Rent (3)           0     544,040     272,916     895,447     247,631
            Number of
             Leases (4)         0           7           4           5           3
            Rent PSF        $0.00      $20.39      $19.85      $19.59      $19.12


  Total     Square Feet
             (1)          250,051   1,346,910     870,130     990,573     792,983
            % Square
             Feet (2)        2.80%      15.09%       9.75%      11.10%       8.88%
            Annualized
             Rent (3)   4,423,009  24,722,649  16,089,235  17,368,446  13,884,737
            Number of
             Leases (4)        39         289         191         175          88
            Rent PSF       $17.69      $18.36      $18.49      $17.53      $17.51


(1)  Total net rentable square feet represented by expiring leases.
(2)  Percentage of total net rentable feet represented by expiring leases.
(3)  Annualized Gross Rent is the monthly contractual base rent and current reimbursements under existing leases as of
     September 30, 2002 multiplied by 12.
(4)  Analysis does not include owner occupied space, vending leases and antenna leases.


                       KOGER EQUITY, INC. AND SUBSIDIARIES
                                LEASE EXPIRATIONS
                             AS OF DECEMBER 31, 2002



  City         Item                2007       2008        2009       2010       2011     2012 +      Total
---------   ----------- ---------------- ---------- ----------- ---------- ---------- ---------- -------------

Atlanta     Square Feet
             (1)                181,682    178,732     590,900    101,369     26,201    239,422     1,908,256
            % Square
             Feet (2)              7.69%      7.57%      25.02%      4.29%      1.11%     10.14%        80.81%
            Annualized
             Rent (3)         3,749,238  3,459,953  14,217,185  1,802,710    649,160  4,284,826    39,425,474
            Number of
             Leases (4)              19         11          11          2          1          7           198
            Rent PSF             $20.64     $19.36      $24.06     $17.78     $24.78     $17.90        $20.66

Orlando     Square Feet
             (1)                140,596     90,204      25,000        635          0      7,299     1,154,375
            % Square
             Feet (2)             10.78%      6.92%       1.92%      0.05%      0.00%      0.56%        88.54%
            Annualized
             Rent (3)         2,088,072  1,603,115     459,306     11,573          0    175,088    20,599,884
            Number of
             Leases (4)              11          6           1          1          0          1           217
            Rent PSF             $14.85     $17.77      $18.37     $18.23      $0.00     $23.99        $17.85

JacksonvilleSquare Feet
             (1)                275,860          0       3,462          0     26,947    176,000     1,147,636
            % Square
             Feet (2)             23.65%      0.00%       0.30%      0.00%      2.31%     15.09%        98.38%
            Annualized
             Rent (3)         4,859,623          0      67,821          0    527,622  2,633,842    18,861,197
            Number of
             Leases (4)               6          0           1          0          1          1            37
            Rent PSF             $17.62      $0.00      $19.59      $0.00     $19.58     $14.97        $16.43

Charlotte   Square Feet
             (1)                  64,803     14,048      40,307          0          0          0       567,998
            % Square
             Feet (2)              9.14%      1.98%       5.68%      0.00%      0.00%      0.00%        80.11%
            Annualized
             Rent (3)         1,088,457    259,546     735,396          0          0          0    10,098,764
            Number of
             Leases (4)               3          3           1          0          0          0            77
            Rent PSF             $16.80     $18.48      $18.24      $0.00      $0.00      $0.00        $17.78

St.         Square Feet
 Petersburg  (1)                  52,898     77,336      12,709     17,686          0          0       569,219
            % Square
             Feet (2)              7.91%     11.56%       1.90%      2.64%      0.00%      0.00%        85.08%
            Annualized
             Rent (3)           960,071  1,457,427     182,883    245,270          0          0     9,350,128
            Number of
             Leases (4)               9          2           1          1          0          0           116
            Rent PSF             $18.15     $18.85      $14.39     $13.87      $0.00      $0.00        $16.43

Tallahassee Square Feet
             (1)                 94,758     48,876           0          0     26,696          0       588,783
            % Square
             Feet (2)             11.36%      5.86%       0.00%      0.00%      3.20%      0.00%        70.62%
            Annualized
             Rent (3)         1,633,185    916,425           0          0    347,181          0    10,898,499
            Number of
             Leases (4)               2          1           0          0          1          0            73
            Rent PSF             $17.24     $18.75       $0.00      $0.00     $13.00      $0.00        $18.51

Memphis     Square Feet
             (1)                 38,219     47,188           0          0          0          0       413,617
            % Square
             Feet (2)              7.19%      8.88%       0.00%      0.00%      0.00%      0.00%        77.82%
            Annualized
             Rent (3)           672,705    907,029           0          0          0          0     7,831,252
            Number of
             Leases (4)               8          3           0          0          0          0            78
            Rent PSF             $17.60     $19.22       $0.00      $0.00      $0.00      $0.00        $18.93

Houston     Square Feet
             (1)                 89,051     28,553     378,845     36,000          0          0       933,960
            % Square
             Feet (2)              7.39%      2.37%      31.42%      2.99%      0.00%      0.00%        77.46%
            Annualized
             Rent (3)         1,630,926    486,393   6,830,347    598,143          0          0    17,003,362
            Number of
             Leases (4)               9          6           2          2          0          0           101
            Rent PSF             $18.31     $17.03      $18.03     $16.62      $0.00      $0.00        $18.21

Richmond    Square Feet
             (1)                 26,372      4,391      10,563          0          0          0       140,411
            % Square
             Feet (2)             18.17%      3.03%       7.28%      0.00%      0.00%      0.00%        96.75%
            Annualized
             Rent (3)           494,932     92,509     199,107          0          0          0     2,746,582
            Number of
             Leases (4)               4          1           2          0          0          0            26
            Rent PSF             $18.77     $21.07      $18.85      $0.00      $0.00      $0.00        $19.56


  Total     Square Feet
             (1)                964,239    489,328   1,061,786    155,690     79,844    422,721     7,424,255
            % Square
             Feet (2)             10.80%      5.48%      11.90%      1.74%      0.89%      4.74%        83.18%
            Annualized
             Rent (3)        17,177,209  9,182,397  22,692,045  2,657,696  1,523,963  7,093,756   136,815,142
            Number of
             Leases (4)              71         33          19          6          3          9           923
            Rent PSF             $17.81     $18.77      $21.37     $17.07     $19.09     $16.78        $18.43


(1)  Total net rentable square feet represented by expiring leases.
(2)  Percentage of total net rentable feet represented by expiring leases.
(3)  Annualized Gross Rent is the monthly contractual base rent and current reimbursements under existing leases as of September 30, 2002 multiplied by 12.
(4)  Analysis does not include owner occupied space, vending leases and antenna leases.


                       KOGER EQUITY, INC. AND SUBSIDIARIES
                               NET EFFECTIVE RENTS



                                          New & Backfill Leasing
                                          --------------------------------------------------------
                                          12/31/2002  09/30/2002  06/30/2002  03/31/2002  Average
                                          ----------- ----------- ----------- ----------- --------

Number of leases                                  31          29          29          27       29

Rentable square footage leased               217,767     108,050     154,666      40,165  130,162
Average per rentable square foot over the lease term:
        Gross Rent                            $15.84      $17.88      $19.83      $17.66   $17.77
        Tenant improvements                    (2.59)      (1.52)      (1.96)      (1.59)   (1.93)
        Leasing commissions                    (0.60)      (0.49)      (0.98)      (0.40)   (0.62)
        Other/concessions                          -           -           -           -        -
                                          ----------- ----------- ----------- ----------- --------
        Effective Rent                         12.65       15.87       16.89       15.67    15.22
        Expense stop                           (5.34)      (5.50)      (6.16)      (5.26)   (5.57)
                                          ----------- ----------- ----------- ----------- --------
        Equivalent effective net rent          $7.31      $10.37      $10.73      $10.41    $9.65
                                          =========== =========== =========== =========== ========

Average term (yrs)                               4.9         4.8         6.0         3.8      4.9


                                              Renewal Leasing
                                          --------------------------------------------------------
                                          12/31/2002  09/30/2002  06/30/2002  03/31/2002  Average
                                          ----------- ----------- ----------- ----------- --------

Number of leases                                  50          41          56          45       48

Rentable square footage leased               414,429     260,287     169,543     434,600  319,715
Average per rentable square foot over the lease term:
        Gross Rent                            $17.21      $17.11      $18.53      $16.08   $17.31
        Tenant improvements                    (0.18)      (0.40)      (0.91)      (0.56)   (0.53)
        Leasing commissions                    (0.06)      (0.05)      (0.24)      (0.10)   (0.12)
        Other/concessions                          -           -           -           -        -
                                          ----------- ----------- ----------- ----------- --------
        Effective Rent                         16.97       16.66       17.38       15.42    16.66
        Expense stop                           (5.36)      (5.06)      (5.55)      (4.96)   (5.26)
                                          ----------- ----------- ----------- ----------- --------
        Equivalent effective net rent         $11.61      $11.60      $11.83      $10.46   $11.40
                                          =========== =========== =========== =========== ========

Average term (yrs)                               2.1         2.7         3.8         4.2      3.2



                       KOGER EQUITY, INC. AND SUBSIDIARIES
                               SAME SUITE ANALYSIS
                         YEAR TO DATE DECEMBER 31, 2002



                        Total Leasing (a)
                  ---------------------------------------------------------------------
                       RSF          New Net      Expiring Net                 Percent
                     Leased      Rent per RSF    Rent per RSF     Change      Change
                  ------------- --------------- --------------- ----------- -----------

Atlanta                286,986          $12.09          $12.19      ($0.10)       -0.8%
Orlando                311,705          $12.08          $11.79       $0.29         2.5%
Jacksonville           376,964          $10.65          $10.68      ($0.03)       -0.3%
Charlotte               77,639          $10.56          $11.65      ($1.09)       -9.4%
St. Petersburg         182,641           $9.98           $9.60       $0.38         4.0%
Tallahassee            236,364          $11.90          $11.76       $0.14         1.2%
Memphis                 88,987          $11.33          $11.87      ($0.54)       -4.5%
Richmond                55,469          $12.58          $13.27      ($0.69)       -5.2%

                  ------------- --------------- --------------- -----------
  Total              1,616,755          $11.39          $11.40      ($0.01)       -0.1%
                  ============= =============== =============== =========== ===========


(a) Analysis includes leases fully executed from 1/1/02 to 12/31/02 for buildings owned at 12/31/02. Does not include First Generation space.


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